EXHIBIT 10.t

FIFTH AMENDMENT TO
THE WASHINGTON TRUST COMPANY
NONQUALIFIED DEFERRED COMPENSATION PLAN

A.  WHEREAS, The Washington Trust Company (the “Company”) maintains The Washington Trust Company Nonqualified Deferred Compensation Plan (the “Plan”) for the benefit of its eligible employees; and

WHEREAS, the Company desires to amend the Plan; and

WHEREAS, the Company has reserved the right to amend the Plan by action of its Board of Directors; and

WHEREAS, the Board of Directors of the Company has authorized the following amendment to the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.  Appendix C is hereby amended by replacing the “Barclays Global Investors S&P 500 Stock Fund” in item 15 thereof with the “Vanguard 500 Index Fund.”

B.  The effective date of this Amendment is December 15, 2004.

C.  In all other respects said Plan is hereby confirmed.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer this 13th day of December, 2004.

THE WASHINGTON TRUST COMPANY

By:  /s/ John C. Warren
    John C. Warren
    Chairman and Chief Executive Officer